UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 16, 2007
Peabody Energy Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street St. Louis, Missouri		63101-1826

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(314) 342-3400
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 10.4
Exhibit 10.5
Exhibit 99.1
Exhibit 99.2

Item 2.05. Costs Associated with Exit or Disposal Activities.
Peabody Energy Corporation (“Peabody”) announced on October 10, 2007, that its board of directors approved a spin-off of its wholly-owned subsidiary Patriot Coal Corporation (“Patriot”). The spin-off will be accomplished through a special dividend of all outstanding shares of Patriot to be issued to Peabody shareholders.
Peabody estimates that it will incur transaction costs in connection with the spin-off. Peabody has determined that at the time of this filing, it is unable in good faith to make a determination of the estimates required by paragraphs (b), (c), and (d) of Item 2.05 of the Form 8-K General Instructions. Peabody will file an amended report on Form 8-K within four business days of making a determination of the required estimates.
A copy of the press release relating to our announcement of the record date and expected distribution date for the spin-off is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Departures of directors
On October 10, 2007, Irl F. Engelhardt voluntarily resigned from his position as Chairman of the board of directors of Peabody. In addition, Mr. Engelhardt submitted his resignation from Peabody’s board of directors, effective only in the event the proposed spin-off by Peabody of Patriot occurs and Mr. Engelhardt joins the Patriot board of directors. He will continue to be employed by Peabody until the spin-off occurs. The Patriot spin-off is expected to occur on October 31, 2007.
On October 10, 2007, B. R. Brown stepped down from Peabody’s board of directors, effective immediately. Mr. Brown joined the board of directors of Patriot effective as of October 12, 2007.
Appointment of Gregory H. Boyce as Chairman
On October 10, 2007, the board of directors of Peabody named President and Chief Executive Officer Gregory H. Boyce to succeed Mr. Engelhardt in the role of Chairman. A copy of the press release relating to our announcement of Mr. Boyce’s appointment as Chairman is attached to this Current Report on Form 8-K as Exhibit 99.2.
Amendments to Peabody benefit plans
The Board of Directors of Peabody approved amendments on October 10, 2007 (the “Amendments”) to the following three Peabody plans: (1) the Peabody 2004 Long-Term Equity Incentive Plan (the “2004 Plan”); (2) the Peabody 2001 Long-Term Equity Incentive Plan (the “2001 Plan”); and (3) the 1998 Stock Purchase and Option Plan for Key Employees of P&L Coal Holdings Corporation (the “1998 Plan” and, collectively with the 2001 Plan and the 2004 Plan, the “Plans”).
The Plans, each of which authorizes the award of shares of Peabody common stock to Peabody employees, were amended to define the “fair market value” of Peabody’s common stock and prohibit granting any stock options or stock appreciation rights under the Plans that have an exercise price that is below the fair market value of the underlying Peabody stock on the date of grant, as required to comply with final regulations promulgated under Section 409A of the Internal Revenue Code of 1986, as amended.
In addition, each of the Plans was amended with respect to certain awards held by Peabody employees who transfer directly to employment with Patriot following the spin-off of Patriot from Peabody (the “Patriot Employees”). The Plans were each amended to provide that the Patriot Employees’ employment with Patriot following the spin-off will be treated as employment with Peabody for purposes of vesting and retirement eligibility with respect to awards under the Plans. For Patriot Employees who become Patriot senior management employees following the spin-off (excluding the Executive Advisor of Patriot), the Amendments provide that, (i) with respect to awards granted to such employees prior to 2006 under a Plan that are scheduled to vest on or before January 3, 2008, such employees’ employment periods with Patriot will be treated as employment with Peabody for purposes of vesting and retirement eligibility under such awards, and (ii) with respect to awards granted to such employees prior to 2006 under a Plan that are scheduled to vest after January 3, 2008, such awards shall vest as of the effective date of the spin-off (and awards that are stock options shall cease to be exercisable and shall expire on July 3, 2008). All awards granted under the Plans held by Patriot Employees shall be immediately vested upon a Change in Control of Patriot, as defined in the Amendments.

Peabody also entered into an amendment to the 2004 Plan which provides that the spin-off of Patriot from Peabody shall not be considered or treated as a “Recapitalization Event” for purposes of the 2004 Plan.
Finally, the Board approved an amendment on October 10, 2007 to the Peabody Energy Corporation Employee Stock Purchase Plan (the “ESPP”) that permits any Patriot Employee who is currently enrolled in the ESPP for the offering period ending December 31, 2007 to remain in the ESPP until the earliest to occur of (i) the end of the current offering period; (ii) such Patriot Employee’s termination of employment with Patriot or (iii) three months from the date of the Patriot Employee’s termination of employment with Peabody.
The above descriptions of the Amendments to the Plans and the ESPP are qualified in their entirety by reference to the texts of the Amendments, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d)     Exhibits

Exhibit No.	Description of Exhibit

10.1	Amendment No. 2 to Peabody 2004 Long-Term Equity Incentive Plan
10.2	Amendment No. 3 to Peabody 2004 Long-Term Equity Incentive Plan
10.3	Amendment to the Peabody 2001 Long-Term Equity Incentive Plan
10.4	Amendment to the 1998 Stock Purchase and Option Plan for Key Employees of P&L Coal Holdings Corporation
10.5	Amendment No. 2 to Peabody Employee Stock Purchase Plan
99.1	Press release issued by Peabody Energy Corporation, dated October 10, 2007, regarding approval of the spin-off
99.2	Press release issued by Peabody Energy Corporation, dated October 10, 2007, regarding election of Gregory H. Boyce as Chairman

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
By:	/s/ Alexander C. Schoch
	Name:	Alexander C. Schoch
	Title:	Executive Vice President — Law and Chief Legal Officer

Dated: October 16, 2007

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Amendment No. 2 to Peabody 2004 Long-Term Equity Incentive Plan
10.2	Amendment No. 3 to Peabody 2004 Long-Term Equity Incentive Plan
10.3	Amendment to the Peabody 2001 Long-Term Equity Incentive Plan
10.4	Amendment to the 1998 Stock Purchase and Option Plan for Key Employees of P&L Coal Holdings Corporation
10.5	Amendment No. 2 to Peabody Employee Stock Purchase Plan
99.1	Press release issued by Peabody Energy Corporation, dated October 10, 2007, regarding approval of the spin-off
99.2	Press release issued by Peabody Energy Corporation, dated October 10, 2007, regarding election of Gregory H. Boyce as Chairman.